                                                                   Exhibit 10(d)


                             UNCONDITIONAL GUARANTY
                           OF PAYMENT AND PERFORMANCE

         THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this "Guaranty") is made as of October 29, 2002, by J. ALEXANDER'S CORPORATION, a Tennessee corporation ("Guarantor"), for the benefit of JAX REAL ESTATE, LLC, a Delaware limited liability company (together with its successors and assigns under the Lease (as defined below), "Lessor").

         1. For valuable consideration, the receipt of which is hereby acknowledged, Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay Lessor, or order, any and all amounts, including, without limitation, Base Annual Rental, Base Monthly Rental, taxes, insurance premiums, impounds, reimbursements, late charges, default interest, damages, indemnity obligations and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which may or at any time be due to Lessor pursuant to the following agreements (collectively, the "Documents"):

                  A. Master Lease (the "Lease"), dated as of the date hereof, between Lessor and J. Alexander's Restaurants, Inc., a Tennessee corporation ("Lessee"), by which Lessor leases the properties corresponding to the FFC File Numbers and addresses identified on Exhibit A attached hereto (collectively, the "Premises") to Lessee;

                  B. Any other document, agreement, instrument or certificate contemplated by the Lease, or any other documents, agreements, instruments or certificates now or hereafter entered into between Lessor and Lessee with respect to the Lease; and

                  C. Any amendment of the foregoing documents, agreements, instruments or certificates now or hereafter entered into between Lessor and Lessee.

         2. Guarantor also unconditionally guarantees the truthfulness and accuracy of all representations, warranties and certifications of Lessee, the satisfaction of all conditions by Lessee and the full and timely performance of all obligations to be performed by Lessee, under or pursuant to the Documents (the matters which are guaranteed pursuant to Sections 1 and 2 are hereinafter collectively referred to as the "Obligations"). The obligations of Guarantor under this Guaranty are primary, joint and several and independent of the obligations of Lessee and any and every other guarantor of the Obligations, and a separate action or actions may be brought and executed against Guarantor or any other such guarantor, whether or not such action is brought against Lessee or any other such guarantor and whether or not Lessee or any other such guarantor be joined in such action or actions.

         3. This is an absolute and unconditional guaranty of payment and performance and not of collection and Guarantor unconditionally (a) waives any requirement that Lessor first make demand upon, or seek to enforce or exhaust remedies against, Lessee or any other person or entity (including any other guarantor) or any of the collateral or property of Lessee or such other person or entity before demanding payment from, or seeking to enforce this Guaranty against, Guarantor; (b) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of Ariz. Rev. Stat. ss. 12-1641 and ss.12 -1642 et seq., 44-141, 44-142 or 47-3605,
Arizona Rules of Civil Procedure Rule 17(f), or any other Arizona statutes or rules (including any statutes or rules amending, supplementing or supplanting same) which might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty; (c) covenants that this Guaranty will not be discharged until all of the Obligations are fully satisfied; and (d) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any of the Documents, or any limitation of the liability of Lessee or Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

         4. This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of the following with respect to the Documents, all without notice to, or the further consent of, Guarantor: (a) the waiver by Lessor of the observance or performance by Lessee or Guarantor of any of the obligations, undertakings, conditions or other provisions contained in any of the Documents, except to the extent of such waiver; (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under the Documents; (c) the modification or amendment (whether material or otherwise) of any of the obligations of Lessee under, or any other provisions of, any of the Documents, except to the extent of such modification or amendment; (d) the taking or the omission of any of the actions referred to in any of the Documents (including, without limitation, the giving of any consent referred to therein);
(e) any failure, omission, delay or lack on the part of Lessor to enforce, assert or exercise any provision of the Documents, including any right, power or remedy conferred on Lessor in any of the Documents or any action on the part of Lessor granting indulgence or extension in any form; (f) the assignment to or assumption by any third party of any or all of the rights or obligations of Lessee under all or any of the Documents; (g) the release or discharge of Lessee from the performance or observance of any obligation, undertaking or condition to be performed by Lessee under any of the Documents by operation of law, including any rejection or disaffirmance of any of the Documents in any bankruptcy or similar proceedings; (h) the receipt and acceptance by Lessor or any other person or entity of notes, checks or other instruments for the payment of money and extensions and renewals thereof; (i) any action, inaction or election of remedies by Lessor which results in any impairment or destruction of any subrogation rights of Guarantor, or any rights of Guarantor to proceed against any other person or entity for reimbursement; (j) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Arizona, the state in which the Premises are located or any other jurisdiction; and (k) the termination or renewal of any of the Obligations or any other provision thereof.

         5. Guarantor represents and warrants to Lessor that: (a) neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor, which conflict, breach, default, lien, charge or encumbrance could result in a material adverse change in the financial condition of Guarantor; (b) no further consents, approvals or authorizations are required for the execution and delivery of this Guaranty by Guarantor or for Guarantor's compliance with the terms and provisions of this Guaranty; (c) this Guaranty is the legal, valid and binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and subject to general principles of equity; (d) Guarantor has the full power, authority, capacity and legal right to execute and deliver this Guaranty, and, to the extent Guarantor is a corporation, partnership, limited liability company or other form of entity, the parties executing this Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor; (e) Guarantor is not a "foreign individual," "foreign corporation," "foreign partnership," "foreign limited liability company," "foreign trust," or "foreign estate," as those terms are defined in the U.S. Internal Revenue Code and the regulations promulgated thereunder; Guarantor's Social Security Number or Federal Tax Identification Number is accurately set forth herein next to the signature of Guarantor; (f) Guarantor has delivered to Lessor either audited consolidated financial statements of Guarantor and its affiliates or, if Guarantor does not have audited financial statements, certified financial statements; such financial statements and other information relating to Guarantor heretofore delivered to Lessor are true, correct and complete in all material respects as of the date of this Guaranty; Guarantor understands that Lessor is relying upon such information, and Guarantor represents that such reliance is reasonable; and the financial statements of Guarantor delivered by Lessee to Lessor pursuant to the Lease have been prepared in accordance with generally accepted accounting principles consistently applied and accurately reflect, as of the date of this Guaranty, the financial condition of Guarantor; (g) during the term of this Guaranty, Guarantor will not transfer or dispose of any material part of its assets except for reasonably equivalent value; furthermore, Guarantor will furnish Lessor annually, within ninety (90) days after the close of each calendar year, a financial statement consisting of a balance sheet and such other financial information as Lessor may reasonably request; and (h) the Documents are conclusively presumed to have been signed in reliance on this Guaranty, and the assumption by Guarantor of its obligations under this Guaranty results in direct financial benefit to Guarantor.

         6. This Guaranty shall commence upon execution and delivery of any of the Documents and shall continue in full force and effect until all of the Obligations are duly, finally and permanently paid, performed and discharged and are not subject to any right of reborrowing or extension by Lessee, and Lessor gives Guarantor written notice of the full and final satisfaction of the Obligations. The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Lessee to Lessor are no longer subject to any right on the part of any person whomsoever, including but not limited to Lessee, Lessee as a debtor-in-possession and/or any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof. This Guaranty shall remain in full force and effect and continue to be effective in the event that (i) any petition is filed by or against Lessee or Guarantor for liquidation or reorganization, including, without limitation, under Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq. (the "Code"), (ii) Lessee or Guarantor becomes insolvent or makes an assignment for the benefit of creditors or (iii) a receiver or trustee is appointed for all or any significant part of Lessee's or Guarantor's assets. This Guaranty shall continue to be effective or be reinstated, as applicable, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lessor, whether as a "voidable preference", "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment of the Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid to Lessor and not so rescinded, reduced, restored or returned.

         7. Until the Obligations have been satisfied in full, Guarantor shall neither have any right of subrogation, indemnity or reimbursement nor hold any other claim against Lessee with respect to this Guaranty and, until the Obligations have been satisfied in full, Guarantor shall not have the right to enforce any and all claims by Guarantor now or hereafter arising against Lessee. Furthermore, Guarantor hereby unconditionally and irrevocably waives (a) any right to participate in any security now or hereafter held by Lessor or in any claim or remedy of Lessor or any other person against Lessee with respect to the Obligations, (b) any statute of limitations affecting Guarantor's liability hereunder, (c) all principles and provisions of law which conflict with the terms of this Guaranty, and (d) diligence, presentment, protest, demand for performance, notice of nonperformance, notice of intent to accelerate, notice of acceleration, notice of protest, notice of dishonor, notice of execution of any Documents, notice of extension, renewal, alteration or amendment, notice of acceptance of this Guaranty, notice of defaults under any of the Documents and all other notices whatsoever.

         8. Notwithstanding the preceding Section 7, in the event that Guarantor shall have any claims against Lessee, any indebtedness of Lessee now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Lessee to Lessor. Any such indebtedness of Lessee to Guarantor, if Lessor so requests, shall be collected, enforced and received by Guarantor as trustee for Lessor and be paid over to Lessor on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         9. It is not necessary for Lessor to inquire into the powers of Lessee or its officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantor shall be liable for the Obligations in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Lessee.

         10. In addition to the amounts guaranteed under this Guaranty, Guarantor agrees to pay (i) all of Lessor's reasonable attorneys' fees and other reasonable costs and expenses which may be incurred by Lessor in the enforcement of this Guaranty and (ii) interest (including postpetition interest to the extent a petition is filed by or against Lessee under the Code) at the Default Rate (as defined in the Lease) on any Obligations not paid within five (5) days of when due. Guarantor hereby agrees to indemnify and hold harmless Lessor for, from and against any loss, cause of action, claim, cost, expense or fee, including but not limited to reasonable attorney's fees and court costs, suffered or occasioned by the failure of Lessee to satisfy its obligations under the Documents. The agreement to indemnify Lessor contained in this paragraph shall be enforceable notwithstanding the invalidity or unenforceability of the Documents or any of them or the invalidity or unenforceability of any other paragraph contained in this Guaranty. All moneys available to Lessor for application in payment or reduction of the liabilities of Lessee under the Documents may be applied by Lessor to the payment or reduction of such liabilities of Lessee, in such manner, in such amounts and at such time or times as Lessor may elect.

         11. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given pursuant to this Guaranty shall be in writing and given by (i) hand delivery, (ii) express overnight delivery service or (iii) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon

(a) receipt, if hand delivered, (b) the next Business Day (as defined in the Lease), if delivered by express overnight delivery service or (c) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below:

                  If to Guarantor:     J. Alexander's Corporation
                                       3401 West End Avenue, Suite 260
                                       Nashville, TN 37203
                                       Attention: R. Gregory Lewis

                  With a copy to:      GE Capital Franchise Finance Corporation
                                       17207 North Perimeter Drive
                                       Scottsdale, AZ  85255
                                       Attention: General Counsel

                  If to Lessor:        JAX Real Estate, LLC
                                       3401 West End Avenue, Suite 260
                                       Nashville, TN 37203
                                       Attention: R. Gregory Lewis

or to such other address or such other person as either Guarantor or Lessor may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

         12. This Guaranty is delivered in the State of Arizona, and it is the intent of Guarantor and Lessor that this Guaranty shall be deemed to be a contract made under and governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. For purposes of any action or proceeding involving this Guaranty, Guarantor submits to the jurisdiction of all federal and state courts located in the State of Arizona and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Guarantor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. Nothing contained in this section shall limit or restrict the right of Lessor to commence any proceeding in the federal or state courts located in the state in which the Premises are located and/or where Guarantor maintains its chief executive office to the extent Lessor deems such proceeding necessary or advisable to exercise remedies available under the Documents.

         13. Guarantor intends for the Lease to be a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, security agreement or other financing or trust arrangement, and the economic realities of the Lease are those of a true lease. Guarantor shall not challenge the validity, enforceability or characterization of the transactions contemplated by the Lease, and Guarantor shall support the intent of Guarantor, Lessee and Lessor that the Lease is a "true lease" and does not create a joint venture, partnership, equitable mortgage, trust, financing device or arrangement, trust agreement, security interest or the like. Guarantor acknowledges that Lessor did not prepare or assist in the preparation of any of the projected financial figures used by Lessee in analyzing the economic viability and feasibility of the transactions contemplated by the Lease.

         14. All of Lessor's rights and remedies under the Documents and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others.

         15. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of Guarantor (including, a debtor-in-possession on behalf of Guarantor) and shall, together with the rights and remedies of Lessor, hereunder, inure to the benefit of Lessor, all future holders of any instrument evidencing any of the Obligations and its successors and assigns. No sales, participations, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Lessor or its successors and assigns hereunder. Guarantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

         16. If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect. Guarantor agrees to take such action and to sign such other documents as may be appropriate to carry out the intent of this Guaranty. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original.

         17. LESSOR, BY ACCEPTING THIS GUARANTY, AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LESSOR OR GUARANTOR AGAINST THE OTHER OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, THE RELATIONSHIP OF LESSOR, LESSEE AND/OR GUARANTOR, LESSEE'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY LESSOR AND GUARANTOR OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS A MATERIAL INDUCEMENT FOR LESSOR ACCEPTING THIS GUARANTY. FURTHERMORE, EACH OF LESSOR AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY GUARANTOR OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         18. Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred hereby without rendering this Guaranty, as it relates to Guarantor, voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of Lessor hereunder.

         19. This Guaranty is executed and delivered to induce Lessor to enter into the Lease and is solely for the benefit of Lessor and its successors and assigns, including, without limitation, GE Capital Franchise Finance Corporation, a Delaware corporation ("Lender"), and its successors and assigns under the Loan Documents (as defined in the Lease), and is not intended to nor shall it be deemed to be for the benefit of any other third party, including, without limitation, Lessee. This Guaranty is a continuing Guaranty and shall be binding upon Guarantor and its successors and assigns; provided, however, without the prior written consent of Lender, Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder.

         20. Guarantor acknowledges and agrees that (i) Lessor intends to collaterally assign all of its right, title and interest under the Lease and this Guaranty to Lender pursuant to the Loan Documents and (ii) upon the exercise of Lender's remedies set forth in such Loan Documents, all of the rights, powers and privileges of Lessor shall be deemed the rights, powers and privileges of Lender and Lender shall be entitled to exercise all of the rights and remedies of "Lessor" under this Guaranty, the Lease and the Loan Documents. Guarantor hereby consents to, and no further consent by Guarantor shall be required for, any further assignment of rights of Lessor hereunder or in connection with any transfer by Lessor. All notices, certificates, reports or other information required to be delivered to Lessor under this Guaranty shall be delivered simultaneously to Lender. Notwithstanding any provision herein to the contrary, this Guaranty shall not be deemed to create any obligation of or liability for Lender. Guarantor intends that Lender shall be an intended third party beneficiary of this Guaranty but without any corresponding responsibility, liability or obligation to Guarantor.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty effective as of the date set forth in the introductory paragraph of this Guaranty.

                                         GUARANTOR:

Social Security or
Federal Tax I.D. Number:                 J. ALEXANDER'S CORPORATION, a Tennessee
                                         corporation

62-0854056



                                         By: /s/ R. Gregory Lewis
                                            -----------------------------------
                                            R. Gregory Lewis
                                            Its Vice President, Chief Financial
                                            Officer and Secretary

STATE OF ARIZONA                  )
                                  ) SS.
COUNTY OF MARICOPA                )

         The foregoing instrument was acknowledged before me on this _____ day of October 29, 2002 by R. Gregory Lewis, Vice President, Chief Financial
Officer and Secretary of J. Alexander's Corporation, a Tennessee corporation, on behalf of the corporation.


                                         /s/ Notary Public
                                         --------------------------------------
                                         Notary Public

My Commission Expires:


February 29, 2004
------------------------------------

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

FFC NO.          UNIT NO.     ADDRESS                               CITY                     COUNTY              STATE
--------         --------     -------                               ----                     ------              -----
8001-4145            2        1721 Galleria Boulevard               Franklin                 Williamson            TN
8001-4146            3        7970 Washington Village Dr.           Dayton                   Montgomery            OH
8001-4147            4        7550 Vantage Drive                    Columbus                 Franklin              OH
8001-4148            5        1410 16th Street                      Oak Brook                Du Page               IL
8001-4149            7        3320 Galleria Circle                  Hoover                   Jefferson             AL
8001-4150            9        11471 Metcalf Avenue                  Overland Park            Johnson               KS
8001-4151           13        2215 Hamilton Place Blvd.             Chattanooga              Hamilton              TN
8001-4152           14        2670 North Germantown Pkwy.           Memphis                  Shelby                TN
8001-4153           17        19200 Haggerty Road                   Livonia                  Wayne                 MI